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1st Quarter Report | March 31, 2020

Liberty All-Star® Equity Fund

LIBERTY ALL-STAR® EQUITY FUND

Period Ended March 31, 2020 (Unaudited)

Fund Statistics	1st Quarter 2020
Net Asset Value (NAV)	$5.14
Market Price	4.84
Discount	-5.8%
Distribution*	$0.17
Market Price Trading Range	$3.67 to $7.15
Premium/(Discount) Range	2.5% to -21.3%

Performance
Shares Valued at NAV with Dividends Reinvested	-23.67%
Shares Valued at Market Price with Dividends Reinvested	-26.75%
Dow Jones Industrial Average	-22.73%
Lipper Large-Cap Core Mutual Fund Average	-19.93%
NASDAQ Composite Index	-13.95%
S&P 500® Index	-19.60%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2020.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2020

It took an exogenous event outside the worlds of business, finance, economics, markets and geopolitics to bring an end to the 11-year bull market that began on March 9, 2009. When the end came, it came swiftly: It took just 19 trading sessions for the Dow Jones Industrial Average (DJIA) to fall 20 percent from its record high on February 12, a rapid slide not witnessed since 1931. The downdraft was an even faster 16 trading days for both the S&P 500® Index and the NASDAQ Composite Index.

It is difficult to remember that the year got off to a good start. In January the DJIA closed above 29,000 for the first time, new home starts rose to their highest level in 13 years and the U.S. added a robust 225,000 jobs. The weakness first appeared in late January when markets edged lower and nudged the DJIA into negative territory for the month. By mid-February, concerns about the coronavirus began to mount and volatility set in as investors tried to assess possible impacts.

The damage was done in March. Seeking to get ahead of the fallout from an eroding economy, the Federal Reserve on March 3 cut its key fed funds rate by half a percentage point to a range of 1.0 to 1.25 percent, representing the first Fed rate cut between scheduled meetings since the financial crisis in 2008. Meanwhile, the price of oil declined 25 percent as Russia refused to trim production levels in response to virus-depressed demand and Saudi Arabia signaled that it would ramp up its own output. Yet another problem added to investors’ concerns—a liquidity squeeze the likes of which had not been seen since the Lehman failure. In a flight to cash, everything was sold—not only stocks, but also non-government bonds, gold and commodities—and currency volatility soared as demand for U.S. dollars spiked.

With stocks down so much so quickly, there were rallies late in the quarter. On March 24, the DJIA recorded its biggest point gain ever and its biggest percentage gain since 1933—2,113 points or 11.4 percent. On March 26, the S&P 500® recorded its largest three-day advance in nine decades. Nevertheless, stocks tumbled again on the last day of the month and at quarter’s end the S&P 500® was down 19.60 percent and the DJIA was 22.73 percent lower. The NASDAQ Composite fared the best on a relative basis, 13.95 percent lower.

Liberty All-Star® Equity Fund

On both an absolute and relative basis, Liberty All-Star Equity Fund lagged for the first quarter. The Fund returned -23.67 percent with shares valued at net asset value (NAV) with dividends reinvested and -26.75 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) This compares with a return of -19.93 percent for the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. Fund performance also trailed that of the three benchmarks mentioned earlier—the S&P 500®, the DJIA and the NASDAQ Composite.

Two factors proved to be hurdles for the Fund during the quarter. First, the Fund held overweight positions in financials, energy and consumer discretionary stocks, three sectors that were particularly hard-hit; second, value style investing – as measured by the Russell 1000® indices – underperformed growth style investing by 12.6 percent. As shareholders are aware, the Fund nominally allocates three-fifths of its assets to value style investing and two-fifths to growth style investing (three value managers and two growth managers).

A factor that particularly hurt the value of shares at market price (with dividends reinvested) was the widening of the discount at which Fund shares traded relative to their underlying NAV. In 2019, this discount narrowed significantly, and in March Fund shares traded at a premium of 2.5 percent to the underlying NAV. In the deep, rapid sell-off that roiled markets in March, however, the premium became a discount of 21.3 percent in seven trading days. The volume of Fund shares traded during the month reflected the fear that gripped investors as markets declined precipitously; daily trading volume exceeded 2.1 million shares, a level well above normal for Liberty All-Star Equity Fund.

First Quarter Report (Unaudited) | March 31, 2020	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $27.72 per share for a total of more than $3.0 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Markets in general, as well as Liberty All-Star Equity Fund specifically, have endured a painful first quarter. The coronavirus pandemic—an unprecedented event of global proportion—defies predictions as to its ultimate effect on markets and the economy and, of course, what is most important: human health and well-being. It is important to point out that over the course of its history, the Fund has seen a range of events that have shaken investor confidence. The 1987 Black Monday sell-off (when the DJIA fell 22.6 percent in a single day), the bursting of the tech bubble in early 2000 and the 2007-2009 financial crisis are three. Beyond events in financial markets, the Fund has witnessed 9/11 in 2001 and natural disasters like hurricanes Katrina and Sandy. In every case, the Fund has endured, recovered and gone on to fulfill its goal of being a core equity holding for long-term investors. We expect it will again.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2020 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

March 31, 2020 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020
1st Quarter	0.17
Total	$27.72

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2020 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2020	3

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

March 31, 2020 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2020 (Unaudited)

		Investment Style Spectrum

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	35	45	30	31	152*	505
Percent of Holdings in Top 10	38%	36%	38%	44%	54%	22%	25%
Weighted Average Market Capitalization (billions)	$41	$98	$131	$248	$226	$157	$285
Average Five-Year Earnings Per Share Growth	2%	8%	16%	20%	30%	16%	13%
Dividend Yield	3.8%	3.5%	2.2%	0.7%	0.6%	2.0%	2.3%
Price/Earnings Ratio**	9x	14x	14x	31x	34x	17x	18x
Price/Book Value Ratio	0.8x	1.8x	1.9x	7.2x	6.7x	2.0x	2.9x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2020 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Adobe, Inc.	2.86%
Amazon.com, Inc.	2.83
Visa, Inc.	2.32
PayPal Holdings, Inc.	2.30
Microsoft Corp.	2.26
Alphabet, Inc.	2.23
Facebook, Inc.	1.90
salesforce.com, Inc.	1.81
Danaher Corp.	1.56
Equinix, Inc.	1.43
Abbott Laboratories	1.38
American Tower Corp.	1.26
Illumina, Inc.	1.24
ServiceNow, Inc.	1.20
Amgen, Inc.	1.17
IHS Markit, Ltd.	1.07
Cardinal Health, Inc.	1.00
NIKE, Inc.	1.00
Bank of America Corp.	0.98
Home Depot, Inc.	0.97
32.77%

Economic Sectors*	Percent of Net Assets
Information Technology	23.49%
Health Care	17.09
Financials	13.47
Consumer Discretionary	12.61
Industrials	8.68
Communication Services	7.62
Consumer Staples	4.20
Real Estate	3.93
Energy	3.51
Materials	2.69
Utilities	0.69
Other Net Assets	2.02
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2020	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

March 31, 2020 (Unaudited)

The following are the major ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the first quarter of 2020.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/20
Purchases
Comcast Corp.	156,965	156,965
Intuitive Surgical, Inc.	14,539	14,539
Walt Disney Co.	51,700	51,700
Xilinx, Inc.	65,989	65,989
Xylem, Inc.	75,600	151,100

Sales
Estee Lauder Cos., Inc.	(24,251)	0
Mondelez International, Inc.	(205,819)	144,500
Novo Nordisk A/S	(98,018)	0
PPG Industries, Inc.	(57,000)	0
Waste Management, Inc.	(59,375)	12,925

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.98%)
COMMUNICATION SERVICES (7.62%)
Diversified Telecommunication Services (1.24%)
AT&T, Inc.	217,400	$6,337,210
Verizon Communications, Inc.	132,200	7,103,106
		13,440,316
Entertainment (0.46%)
Walt Disney Co.	51,700	4,994,220

Interactive Media & Services (4.98%)
Alphabet, Inc., Class C(a)	20,753	24,131,796
Facebook, Inc., Class A(a)	123,709	20,634,661
Match Group, Inc.(a)(b)	81,784	5,401,016
Twitter, Inc.(a)	155,000	3,806,800
		53,974,273
Media (0.94%)
Comcast Corp., Class A	156,965	5,396,456
Interpublic Group of Cos., Inc.	293,283	4,748,252
		10,144,708
CONSUMER DISCRETIONARY (12.61%)
Auto Components (0.59%)
Lear Corp.	79,050	6,422,813

Automobiles (0.56%)
Ford Motor Co.	1,264,387	6,106,989

Hotels, Restaurants & Leisure (0.83%)
Carnival Corp.	25,012	329,408
Yum! Brands, Inc.	126,362	8,659,588
		8,988,996
Household Durables (2.01%)
Lennar Corp., Class A	110,000	4,202,000
Lennar Corp., Class B	2,500	72,300
Mohawk Industries, Inc.(a)	55,744	4,249,923
Newell Brands, Inc.	494,422	6,565,924
Sony Corp.(c)	113,000	6,687,340
		21,777,487
Internet & Direct Marketing Retail (3.49%)
Amazon.com, Inc.(a)	15,702	30,614,504
Booking Holdings, Inc.(a)	5,345	7,190,735
		37,805,239

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	7

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Multiline Retail (0.58%)
Dollar Tree, Inc.(a)	85,200	$6,259,644

Specialty Retail (2.88%)
Home Depot, Inc.	56,020	10,459,494
Lowe's Cos., Inc.	72,700	6,255,835
TJX Cos., Inc.	140,036	6,695,121
Ulta Beauty, Inc.(a)	44,244	7,773,671
		31,184,121
Textiles, Apparel & Luxury Goods (1.67%)
Gildan Activewear, Inc.	275,105	3,510,340
NIKE, Inc., Class B	131,279	10,862,024
PVH Corp.	97,564	3,672,309
		18,044,673
CONSUMER STAPLES (4.20%)
Beverages (0.58%)
Coca-Cola Co.	142,000	6,283,500

Food & Staples Retailing (0.91%)
Costco Wholesale Corp.	23,166	6,605,321
Walgreens Boots Alliance, Inc.	71,000	3,248,250
		9,853,571
Food Products (2.37%)
Archer-Daniels-Midland Co.	180,700	6,357,026
Conagra Brands, Inc.	249,814	7,329,543
Mondelez International, Inc., Class A	144,500	7,236,560
Tyson Foods, Inc., Class A	81,000	4,687,470
		25,610,599
Personal Products (0.34%)
Unilever NV	76,396	3,727,361

ENERGY (3.51%)
Energy Equipment & Services (1.38%)
Baker Hughes Co.	457,459	4,803,320
Halliburton Co.	833,074	5,706,557
National Oilwell Varco, Inc.	452,139	4,444,526
		14,954,403
Oil, Gas & Consumable Fuels (2.13%)
Cabot Oil & Gas Corp.	359,000	6,171,210
Cenovus Energy, Inc.	528,447	1,067,463
ConocoPhillips	132,600	4,084,080
Marathon Oil Corp.	358,191	1,178,448

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	198,100	$2,293,998
Phillips 66	70,000	3,755,500
Pioneer Natural Resources Co.	25,500	1,788,825
Royal Dutch Shell PLC, Class A(b)(c)	77,126	2,690,926
		23,030,450
FINANCIALS (13.47%)
Banks (4.62%)
Bank of America Corp.	499,986	10,614,703
BOK Financial Corp.	42,000	1,787,520
Citigroup, Inc.	161,935	6,820,702
Commerce Bancshares, Inc.	70,875	3,568,556
Cullen/Frost Bankers, Inc.	38,000	2,120,020
East West Bancorp, Inc.	94,300	2,427,282
JPMorgan Chase & Co.	106,588	9,596,118
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	2,379,000
Truist Financial Corp.	154,500	4,764,780
Wells Fargo & Co.	206,430	5,924,541
		50,003,222
Capital Markets (3.42%)
Ameriprise Financial, Inc.	48,500	4,970,280
Bank of New York Mellon Corp.	160,400	5,402,272
Charles Schwab Corp.	118,300	3,977,246
Goldman Sachs Group, Inc.	31,782	4,913,180
KKR & Co., Inc., Class A	169,926	3,988,163
Morgan Stanley	177,414	6,032,076
S&P Global, Inc.	19,600	4,802,980
UBS Group AG	325,600	3,015,056
		37,101,253
Consumer Finance (0.86%)
Capital One Financial Corp.	184,839	9,319,582

Diversified Financial Services (0.85%)
Equitable Holdings, Inc.	361,946	5,230,120
Voya Financial, Inc.	97,006	3,933,593
		9,163,713
Insurance (3.72%)
Allstate Corp.	71,300	6,540,349
American International Group, Inc.	425,181	10,310,639
Axis Capital Holdings, Ltd.	89,225	3,448,546
Chubb, Ltd.	76,133	8,503,295
Marsh & McLennan Cos., Inc.	74,800	6,467,208

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	9

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	166,053	$5,076,240
		40,346,277
HEALTH CARE (17.09%)
Biotechnology (2.25%)
Alexion Pharmaceuticals, Inc.(a)	18,100	1,625,199
Amgen, Inc.	62,387	12,647,717
BioMarin Pharmaceutical, Inc.(a)	42,800	3,616,600
Regeneron Pharmaceuticals, Inc.(a)	13,170	6,430,779
		24,320,295
Health Care Equipment & Supplies (6.27%)
Abbott Laboratories	189,378	14,943,818
Alcon, Inc.(a)	104,500	5,310,690
Align Technology, Inc.(a)	24,449	4,252,904
Becton Dickinson and Co.	31,972	7,346,206
Boston Scientific Corp.(a)	173,257	5,653,376
Danaher Corp.	122,082	16,897,370
Intuitive Surgical, Inc.(a)	14,539	7,199,858
Medtronic PLC	70,000	6,312,600
		67,916,822
Health Care Providers & Services (3.79%)
Cardinal Health, Inc.	226,853	10,875,333
Cigna Corp.	41,557	7,363,069
CVS Health Corp.	118,100	7,006,873
McKesson Corp.	47,563	6,433,371
UnitedHealth Group, Inc.	37,637	9,385,915
		41,064,561
Life Sciences Tools & Services (1.24%)
Illumina, Inc.(a)	49,374	13,485,027

Pharmaceuticals (3.54%)
Elanco Animal Health, Inc.(a)	52,793	1,182,035
Johnson & Johnson	56,600	7,421,958
Merck & Co., Inc.	95,100	7,316,994
Mylan NV(a)	205,038	3,057,117
Novartis AG(c)	68,000	5,606,600
Pfizer, Inc.	191,300	6,244,032
Zoetis, Inc.	64,000	7,532,160
		38,360,896
INDUSTRIALS (8.68%)
Aerospace & Defense (1.52%)
General Dynamics Corp.	34,000	4,498,540

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp.	22,700	$6,867,885
Raytheon Co.	39,000	5,114,850
		16,481,275
Building Products (0.91%)
Allegion PLC	61,000	5,613,220
Johnson Controls International PLC	156,000	4,205,760
		9,818,980
Commercial Services & Supplies (0.52%)
Waste Connections, Inc.	57,600	4,464,000
Waste Management, Inc.	12,925	1,196,338
		5,660,338
Industrial Conglomerates (0.85%)
General Electric Co.	1,156,537	9,182,904

Machinery (3.25%)
Caterpillar, Inc.	32,639	3,787,430
Oshkosh Corp.	90,500	5,821,865
Parker-Hannifin Corp.	37,000	4,800,010
Stanley Black & Decker, Inc.	51,049	5,104,900
Wabtec Corp.	121,364	5,841,249
Xylem, Inc.	151,100	9,841,143
		35,196,597
Professional Services (1.63%)
IHS Markit, Ltd.	192,570	11,554,200
TransUnion	93,200	6,167,976
		17,722,176
INFORMATION TECHNOLOGY (23.49%)
Communications Equipment (0.56%)
Cisco Systems, Inc.	155,600	6,116,636

IT Services (6.54%)
Cognizant Technology Solutions Corp., Class A	119,301	5,543,918
FleetCor Technologies, Inc.(a)	39,260	7,323,560
Mastercard, Inc., Class A	33,186	8,016,410
PayPal Holdings, Inc.(a)	259,746	24,868,082
Visa, Inc., Class A	155,790	25,100,885
		70,852,855
Semiconductors & Semiconductor Equipment (3.29%)
ASML Holding N.V.	15,980	4,181,007
Broadcom Ltd.	27,300	6,472,830
Intel Corp.	127,400	6,894,888

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	11

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	81,800	$5,546,040
NVIDIA Corp.	27,943	7,365,775
Xilinx, Inc.	65,989	5,143,183
		35,603,723
Software (12.64%)
Adobe, Inc.(a)	97,478	31,021,399
ANSYS, Inc.(a)	39,000	9,066,330
Autodesk, Inc.(a)	59,823	9,338,370
Intuit, Inc.	28,995	6,668,850
Microsoft Corp.	155,059	24,454,355
Oracle Corp.	132,400	6,398,892
salesforce.com, Inc.(a)	136,502	19,653,558
ServiceNow, Inc.(a)	45,281	12,976,629
Splunk, Inc.(a)	48,200	6,084,286
Trade Desk, Inc., Class A(a)	20,525	3,961,325
Workday, Inc., Class A(a)	55,938	7,284,246
		136,908,240
Technology Hardware, Storage & Peripherals (0.46%)
Hewlett Packard Enterprise Co.	509,076	4,943,128

MATERIALS (2.69%)
Chemicals (2.22%)
Corteva, Inc.	242,000	5,687,000
Dow Chemical Co.	50,246	1,469,193
Ecolab, Inc.	40,519	6,314,076
EI du Pont de Nemours & Co.	145,151	4,949,649
Linde PLC	26,504	4,585,192
RPM International, Inc.	17,090	1,016,855
		24,021,965
Construction Materials (0.47%)
Martin Marietta Materials, Inc.	27,000	5,109,210

REAL ESTATE (3.93%)
Equity Real Estate Investment Trusts (REITs) (3.93%)
American Tower Corp.	62,900	13,696,475
Equinix, Inc.	24,727	15,443,742
Equity LifeStyle Properties, Inc.	60,000	3,448,800
Equity Residential	101,600	6,269,736
Sun Communities, Inc.	30,000	3,745,500
		42,604,253

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

 March 31, 2020 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
UTILITIES (0.69%)
Electric Utilities (0.69%)
Edison International	135,771	$7,438,893

TOTAL COMMON STOCKS
(COST OF $1,088,399,981)		1,061,346,184

SHORT TERM INVESTMENTS (2.61%)
MONEY MARKET FUND (1.92%)
State Street Institutional US Government Money Market Fund, 0.337%(d)
(COST OF $20,831,077)	20,831,077	20,831,077

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.69%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.24%
(COST OF $7,453,785)	7,453,785	7,453,785

TOTAL SHORT TERM INVESTMENTS
(COST OF $28,284,862)		28,284,862

TOTAL INVESTMENTS (100.59%)
(COST OF $1,116,684,843)		1,089,631,046

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.59%)		(6,397,037)

NET ASSETS (100.00%)		$1,083,234,009

NET ASSET VALUE PER SHARE
(210,760,961 SHARES OUTSTANDING)		$5.14

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $7,793,971.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on March 31, 2020.

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2020	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2020, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non- cash collateral received as of March 31, 2020:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 7,793,971	$ 7,453,785	$ 741,673	$ 8,195,458

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

First Quarter Report (Unaudited) | March 31, 2020	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2020 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,061,346,184	$–	$–	$1,061,346,184
Short Term Investments	28,284,862	–	–	28,284,862
Total	$1,089,631,046	$–	$–	$1,089,631,046

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indices

March 31, 2020 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2020	17

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ALL-STAR EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA
LISTED
NYSE